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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934.

       Date of report (Date of earliest event reported): August 29, 2002

                         Commission File No. 000-29475


                           Malahat Energy Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                        Nevada                     87-0640430
                    (State or Other             (I.R.S. Employer
                    Jurisdiction of            Identification No.)
                   Incorporation or
                     Organization)

          700 - 101 Convention Centre Drive,         89109
                  Las Vegas, Nevada
                (Address of principal              (ZIP Code)
                  executive offices)


                                 1-800-631-8127
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Effective August 29, 2002, the Registrant's directors dismissed Stark, Winter, Schenkein & Co., LLP ("Stark Winter") as its independent auditors and approved the engagement of Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") as its independent auditors for the fiscal year ended July 31, 2002 to replace Stark Winter. The decision to change the Registrant's auditors was approved by the Registrant's board of directors. The Registrant did not consult with Squar Milner on any matters prior to retaining such firm as its new auditors.

     The report of Stark Winter on the Registrant's financial statements for the fiscal year ended July 31, 2001, and the related statements of operations, stockholder's equity and cash flows for the fiscal year then ended, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as relating to the Registrant's ability to continue as a going concern.

      Since the date of Stark Winter's engagement by the Registrant, there were no disagreements with Stark Winter on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Stark Winter, would have caused Stark Winter to make reference to the matter in their report.

      The Registrant has provided a copy of this disclosure to its former auditors, Stark Winter, and the Registrant requested Stark Winter to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not such firm agrees with the statements made by the Registrant and, if not, stating the respects in which they do not agree. A copy of such letter from the Registrant's former auditors addressed to the Securities and Exchange Commission is attached as an Exhibit hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c.) Exhibits:

Ex. 16.1        Letter dated August 29, 2002 from Stark Winter Schenkein  &
                Co., LLP, the Registrant's former auditors, to the Securities and Exchange Commission.



                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


  MALAHAT ENERGY CORPORATION


  By: /s/ B. Dulley                                     Date:  August 29, 2002
          -------------------------------------
          Ben Dulley, Chief Executive Officer


  By: /s/ B. Ramsay                                     Date:  August 29, 2002
          -------------------------------------
          Bruce Ramsay, Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit No.

16.1 Letter dated August 29, 2002 from Stark Winter Schenkein & Co., LLP, the Registrant's former auditors, to the Securities and Exchange Commission.